Virtus AllianzGI High Yield Bond Fund, Virtus AllianzGI Convertible Fund

and Virtus AllianzGI Short Duration High Income Fund,

each a series of Virtus Strategy Trust

Supplement dated July 16, 2021 to the Summary Prospectuses, the Virtus Strategy Trust

Statutory Prospectus and the Statement of Additional Information (“SAI”),

each dated February 1, 2021, as supplemented

Important Notice to Investors

Allianz Global Investors U.S. LLC (“AllianzGI”) announced that effective March 1, 2022, Douglas G. Forsyth will be stepping down as portfolio manager for the Virtus AllianzGI High Yield Bond Fund, Virtus AllianzGI Convertible Fund and Virtus AllianzGI Short Duration High Income Fund, (the “Funds”). There will be no changes to the investment processes for the Funds, which are team oriented. The Prospectuses and SAI will be updated as appropriate up to and including at the time of the transition.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VST 8060/AGI PM Announcement (7/2021)